UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement.
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒           Definitive Proxy Statement.
☐           Definitive Additional Materials.
☐           Soliciting Material Pursuant to §240.14a-12.

On Track Innovations Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

ON TRACK INNOVATIONS LTD.

NOTICE OF AN ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 31, 2014

You are hereby notified that an annual meeting of shareholders of On Track Innovations Ltd. (“Company”), will be held on Wednesday, December 31, 2014, at 5:00 P.M., local time, at our offices, Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000 (“Meeting”), for the following purposes:

1.
To appoint Somech Chaikin, a member of KPMG International, or Somech Chaikin, as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and to authorize the Company's board of directors (the "Board"), upon the recommendation of our audit committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services;

2.	To present the financial statements of the company for the fiscal year ended December 31, 2013; and

3.	To transact any other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of the Company recommends that you vote in favor of Proposal No. 1 above.

Record Date and Right to Vote

The Board has fixed the close of business on November 20, 2014, as the record date for the Meeting (“Record Date”). Subject to the provisions of Israeli law and the Company's current Articles of Association, only shareholders on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares as of the Record Date (“Proof of Ownership”). If you do not have either an admission ticket or Proof of Ownership, you will not be admitted to the Meeting.

Your vote is important regardless of the number of shares you own.  You may vote by telephone or over the internet on our proxy agent's website at www.proxyvote.com until the Cut-Off Date (as defined below) by following the instructions included on the enclosed proxy card. If you are not voting by phone or internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay and no later than the Cut-Off Date described below in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting.  You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000, or at our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by December 28, 2014 at 5:00 P.M. Israel time, which is December 28, 2014, at 10:00 A.M. Eastern Standard Time (“Cut-Off Date”).

INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and the proxy card attached hereto are available on our proxy agent's website at https://materials.proxyvote.com/M8791A

 IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares, otherwise your broker, nominee or other institution may have the right to vote on the matters specific in the proxy pursuant to its sole discretion.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

           Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

By order of the Board, /s/ Arie G. Rubinstein Arie G. Rubinstein, Adv. General Counsel and Secretary

November 26, 2014

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please sign, date and return your proxy promptly and no later than until the Cut-Off Date described above, in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

ON TRACK INNOVATIONS LTD.
Z.H.R. Industrial Zone
Rosh Pina, Israel, 1200000

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy card are being sent by On Track Innovations Ltd. (“Company”), to the holders of record of the Company’s outstanding Ordinary Shares, NIS 0.10 par value per share (“Ordinary Shares”), on the record date fixed by the Company’s Board of Directors as described hereunder. The accompanying proxy is being solicited by the Board of Directors of the Company (“Board”), for use at the annual meeting of shareholders of the Company, to be held on Wednesday, the 31st day of December, 2014, at 05:00 P.M. Israel time (“Meeting”), at our offices, Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of the Ordinary Shares held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed November 20, 2014 as the record date for the Meeting (“Record Date”). Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On November 20, 2014, there were outstanding 33,582,145 Ordinary Shares. Each Ordinary Share is entitled to one vote per share. Subject to the provisions of Israeli law and pursuant to the current Articles of Association of the Company, no business may be transacted at any shareholder meeting unless a quorum is present when the meeting begins. The quorum required for a meeting of shareholders is at least two shareholders present in person or by proxy, holding in the aggregate at least one third (33 1/3%) of the issued and outstanding Ordinary Shares as of the Record Date (the “Quorum”). If within half an hour from the time appointed for holding a meeting, a Quorum is not present, the meeting shall be dissolved and it shall stand adjourned to the same day in the next week (or the business day following such day, if such day is not a business day) at the same time and place; any two shareholders present, in person or by proxy, at such adjourned meeting shall constitute a Quorum. Abstentions will not be counted with respect to the items below, but will be counted in determining if a Quorum is present.  Broker non-votes, as defined below, are counted in determining if a Quorum is present.

All Ordinary Shares represented in person or by valid proxies received by the Company prior to the Cut-Off Date, and not revoked, will be voted as specified in the proxies or voting instructions.  Votes that are left blank will be voted as recommended by Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.  Because Item No. 1 in this proxy statement is a routine proposal, your broker, bank or other agent will be entitled to vote on this proposal without your instructions. No vote is required for Item No. 2.

Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date, but not after the Cut-Off Date (as defined below), or by electing to vote in person at the Meeting.  The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

We will not be able to count a proxy card unless we receive it at our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000, or at our proxy agent, Broadridge Financial Solutions Inc. at Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717, in the enclosed envelope, by December 28, 2014, at 5:00 P.M. Israel time, which is December 28, 2014, at 10:00 A.M. Eastern Standard Time (“Cut-Off Date”). You may also vote by telephone or over the Internet on our proxy agent's website at www.proxyvote.com until the Cut-Off Date by following the instructions included on the enclosed proxy card.

Our website address and our proxy agent's website address are included several times in this proxy statement as a textual reference only, and the information in these websites is not incorporated by reference into this proxy statement.

ITEM NO. 1 —APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION OF REMUNERATION

 Our audit committee and Board have recommended that Somech Chaikin, a member of KPMG International, or Somekh Chaikin, be appointed as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2014. Somekh Chaikin confirmed that they have no relationship with the Company or with any affiliate of the Company, except as auditors.

 Shareholder approval of the appointment of Somech Chaikin as our independent registered public accounting firm for the fiscal year ending December 31, 2014, is required under the Israeli Companies Law, 5759-1999, as amended (the "Companies Law"). Our audit committee and Board believe that such appointment is appropriate and in the best interests of the Company and its shareholders. Shareholder approval is further necessary under the Companies Law in order to delegate the authority to fix the remuneration of our independent registered public accounting firm. Subject to the approval of this proposal, the Board, with the recommendation of our audit committee, will fix the remuneration of Somech Chaikin in accordance with the volume and nature of their services to the Company.

Representatives of Somech Chaikin are expected to be present in person or via conference call at the annual meeting of shareholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our shareholders.

Proposed Resolution

It is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to appoint Somech Chaikin, a member of KPMG International, as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and to authorize the Board, upon the recommendation of our audit committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.”

Required Vote

The affirmative vote of a majority of the shares voting on the matter is required to approve this resolution. Abstentions will have no effect on the outcome of this proposal. Because this is a routine matter, there will not be any broker non-votes.

The Board recommends a vote FOR the approval of the appointment of Somech Chaikin as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and the authorization of the Board, upon the recommendation of our audit committee, to determine their remuneration in accordance with the volume and nature of their services.

ITEM NO. 2 —PRESENTATION OF 2013 FINANCIAL STATEMENTS

The Company’s financial information for the year ended December 31, 2013, is contained in our Annual Report on Form 10-K, available at www.sec.gov (where the contents of the Securities and Exchange Commission’s website are not part of this proxy statement).

At the Meeting, the Company will review the audited consolidated financial statements for the year ended December 31, 2013, and will answer appropriate questions relating thereto.

No vote will be required regarding this item.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of voting securities of (1) each member of the Board (2( certain executive officers, (3) all of our directors and executive officers as a group, and (4) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities relying solely upon the amounts and percentages disclosed in their public filings.

        All information with respect to the ownership of any of the below shareholders has been furnished by such shareholder and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all of the shares shown as owned, subject to community property laws, where applicable. The shares owned by the directors and executive officers include the shares owned by their family members to which such directors and executive officers disclaim beneficial ownership, as provided for below.

  As of November 20, 2014, we had 33,582,145 Ordinary Shares outstanding:

Name of beneficial owner	Address of beneficial owner	Position	Number of Shares Beneficially Owned (*)	% of Class of Shares
Dimitrios J. Angelis (1)		Director and Officer	666,753	2%
Charles M. Gillman (2)		Director	549,633	1.6%
William C. Anderson III		Director	0	-
Dilip Singh (3)		Director	357,661	**
John A. Knapp Jr. (4)		Director	154,033	**
Eileen Segall (5)		Director	33,333	-
Mark Stolper (6)		Director	30,417	-
Ofer Tziperman (7)		Officer	88,888	**
Shay Tomer (8)		Officer	8,333
All executive officers and directors as a group (12 persons)			1,889,052	5.6%
5% Shareholders
Jerry L. Ivy, Jr. (9)	1003 Lake St. S #301 Kirkland, WA 98035	Shareholder	3,063,916	9.1%
C. Silk & Sons, Inc. (10)	24 Hearthstone Drive Medfield, MA 02052, US	Shareholder	2,636,537	7.9%
Jack Silver (11)	80 Columbus Circle PH76A, New York, NY 10023 US	Shareholder	1,868,550	5.6%

(*)
If a shareholder has the right to acquire shares by exercising options currently exercisable or exercisable within 60 days of the date of this table, these shares are deemed outstanding for the purpose of computing the percentage owned by the specific shareholder (that is, they are included in both the numerator and the denominator), but they are disregarded for the purpose of computing the percentage owned by any other shareholder.

(**)	Less than 1%
(1)
Includes 35,500 Ordinary Shares held by Mr. Angelis, 547,920 Ordinary Shares as to which Mr. Angelis has voting rights in his capacity as Chairman of the Board, pursuant to irrevocable proxies previously granted to the Chairman of the Board of the Company, and includes options to purchase 83,333 ordinary shares currently exercisable or exercisable within 60 days of this table.

(2)
Includes 516,300 Ordinary Shares purchased by Boston Avenue Capital LLC and Williams Trading LLC at a time when Mr. Gillman was a portfolio manager for Boston Avenue Capital, LLC, to whom Mr. Gillman makes, from time to time, non-binding investment recommendations), and includes options held by Mr. Gillman to purchase 33,333 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(3)
Includes 324,328 Ordinary Shares held by Value Generation Capital Fund, LP. The general partner of Value Generation Capital Fund, LP is Value Generation Capital, LLC. Mr. Singh is the managing member of Value Generation Capital, LLC, and may be deemed to have voting and dispositive power with respect to the shares held by Value Generation Capital Fund, LP, and includes options held by Mr. Singh to purchase 33,333 Ordinary Shares currently exercisable or exercisable within 60 days of this table.

(4)	Includes 120,700 Ordinary Shares held by Mr. Knapp and includes options held by Mr. Knapp to purchase 33,333 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(5)	Consist of options held by Ms. Segall to purchase 33,333 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(6)	Consist of options held by Mr. Stolper to purchase 30,417 Ordinary Shares currently exercisable or exercisable within 60 days of this table.
(7)	Consists of options held by Mr. Tziperman to purchase 88,888 Ordinary Shares currently exercisable or exercisable within 60 days of the date of this table.
(8)	Consists of options held by Mr. Tomer to purchase 8,333 Ordinary Shares currently exercisable or exercisable within 60 days of the date of this table.
(9)
Information is based solely on Form 3 filed with the SEC on January 7, 2014. Includes 2,641,116 Ordinary Shares held by Mr. Ivy and 422,800 Ordinary Shares held in an account with Marlene A. Ivy as joint tenants with rights of survivorship.

(10)
Information is based solely on Amendment No. 1 of Schedule 13G/A filed with the SEC on February 14, 2014. C. Silk & Sons, Inc. beneficially owns 2,636,537 ordinary shares, and has the sole voting and dispositive power with respect thereof.

(11)
Information is based solely on Amendment No. 3 of Schedule 13G/A filed with the SEC on February 12, 2014. Mr. Silver beneficially owns 1,868,550 ordinary shares, and has the sole voting and dispositive power with respect thereof.
The table above does not contain information regarding Mr. Oded Bashan, former Chief Executive Officer and Chairman of the Board, Mr. Ohad Bashan, former President, Ms. Tanir Horn-Wekselman, former Chief Financial Officer and Mr. Shlomi Eytan, former Chief Sales and Marketing Officer, who, to the best of Company’s knowledge do not have options of the Company, and the Company does not have the information with respect to their holdings (if any).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have engaged Somekh Chaikin as our principal independent registered public accounting firm for the fiscal year ending December 31, 2013.  The Company expects that representatives of Somekh Chaikin will be present at the Meeting in person or via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee is responsible for the oversight of our independent auditors’ work. The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by Somekh Chaikin. These services may include audit services, audit-related services, tax services and other services, as further described below. The Audit Committee sets forth the basis for its pre-approval in detail, listing the particular services or categories of services which are pre-approved, and setting forth a specific budget for such services. Additional services may be pre-approved by the Audit Committee on an individual basis. Once services have been pre-approved, Somekh Chaikin and our management then report to the Audit Committee on a periodic basis regarding the extent of services actually provided in accordance with the applicable pre-approval, and regarding the fees for the services performed.

Our Audit Committee pre-approved all audit and non-audit services provided to us and to our subsidiaries during the periods listed below. The Audit Committee approves discrete projects on a case-by-case basis that may have a material effect on our operations and also considers whether proposed services are compatible with the independence of the independent auditors.

Pursuant to our pre-approval policy, the Audit Committee pre-approves and delegates to our Chairman of the Board the authority to approve the retention of ad-hoc audit and non-audit services from our independent auditors, beyond the scope approved by the Audit Committee as part of the annual audit plan.

Pursuant to said policy, our Chairman of the Board, upon the recommendation of our management, can approve an audit or non-audit service, for a specific and limited scope, the fees for which do not exceed $5,000, provided that such additional services by the independent auditors shall not impair their independency. The chairman shall notify the Audit Committee of any such additional services approved and the delegation of authority to the chairman shall not derogate from the Audit Committee’s responsibilities.

Principal Accountant Fees and Services

The following fees were billed by Somekh Chaikin for professional services rendered thereby for the years ended December 31:

	2013	2012
Audit fees (1)	$241,609	$290,904
Audit related fee (2)	$47,750	$24,930
Tax fees (3)	$16,003	$19,300
All Other Fees	$0	$0
Total	$305,362	$335,134

(1)
The audit fees for the years ended December 31, 2013 and 2012, are the aggregate fees billed or billable (for the year) for the professional services rendered for the audits of our 2013 and 2012 annual consolidated financial statements, review of consolidated quarterly financial statements of 2013 and 2012, and services that are normally provided in connection with statutory audits of us and our subsidiaries, consents and assistance with review of documents filed with the SEC.

(2)
The audit-related fees for the year ended December 31, 2013 included services in respect of the carve-out financial report for the SmartID division. For the year ended December 31, 2012, audit related fees included services for examination of a possible transition to IFRS GAAP reporting.

(3)	Tax fees are the aggregate fees billed (in the year) for professional services rendered for tax compliance and tax advice other than in connection with the audit.

SHAREHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Shareholders who wish to present proposals appropriate for consideration at our next Annual Meeting must submit the proposal in proper form consistent with our Articles of Association and applicable law to us at our address as set forth on the first page of this proxy statement and in accordance with the applicable regulations under Rule 14a-8 of the Exchange Act no later than July 29, 2015, in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to such Annual Meeting. Any such proposals should contain the name and record address of the shareholder, the number of Ordinary Shares beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be required to be included in the proxy statement file with the SEC if such shareholder was a participant in the solicitation subject to Section 14 of the Exchange Act. The proposal, as well as any questions related thereto, should be directed to our Secretary.

 If a shareholder submits a proposal after the July 29, 2015, deadline but still wishes to present the proposal at our next Annual Meeting (but not in our proxy statement), the proposal, which must be presented in a manner consistent with our Articles of Association and applicable law, must be submitted to our Secretary in proper form at the address set forth above so that it is received by our Secretary no later than seven days after notice for such meeting.

 We did not receive notice of any proposed matter to be submitted by shareholders for a vote at this Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board and received in respect of this Meeting will be voted in the discretion of our management on such other matter which may properly come before the Meeting.

SHAREHOLDERS SHARING THE SAME ADDRESS

Only one set of proxy materials may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to the Company’s Secretary, Mr. Arie G. Rubinstein, by e-mail addressed to arie_r@otiglobal.com, by mail addressed to c/o Company Secretary, On Track Innovations Ltd., Z.H.R. Industrial Zone, Rosh Pina, Israel, 1200000, or by telephone at +011 972-4-6868000. Shareholders sharing an address and currently receiving a single copy may contact the Secretary as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Secretary as described above.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE AND NOT LATER THAN DECEMBER 28, 2014, AT 5:00 P.M. ISRAEL TIME (10:00 A.M. EST) IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors
/s/ Arie G. Rubinstein Arie G. Rubinstein, Adv. General Counsel and Secretary

Rosh Pina, Israel
November  26, 2014

ANNUAL MEETING OF SHAREHOLDERS OF

ON TRACK INNOVATIONS LTD.

December 31, 2014

(THE “SHAREHOLDERS MEETING”)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/M8791A

If you have not voted by phone or internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

Ü Please detach along perforated line and mail in the envelope provided. Ü

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until December 28, 2014 at 5:00 P.M. Israel time, which is December 28, 2014, at 10:00 A.M. Eastern Standard Time (“Cut-Off Date”). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until the Cut-Off Date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it no later than the Cut-Off Date in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You may also send the signed and dated proxy card to our principal executive offices at Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel, 1200000 no later than the Cut-Off Date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS  PROXY CARD  IS VALID ONLY  WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposal:
		For	Against	Abstain
1	Item No. 1 - To appoint Somekh Chaikin, a member of KPMG International, as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and to authorize the Company's board of directors, upon the recommendation of our audit committee, to determine the remuneration of Somekh Chaikin in accordance with the volume and nature of their services.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

ON TRACK INNOVATIONS LTD.

Annual Meeting of Shareholders

December 31, 2014

This proxy is solicited by the Board of Directors

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ON TRACK INNOVATIONS LTD

The undersigned shareholder of On Track Innovations Ltd. (the "Company") hereby appoints Ofer Tziperman, Shay Tomer and Arie G. Rubinstein, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of shareholders of the Company (the "Shareholders Meeting") to be held at the Company's offices at Z.H.R. Industrial Zone, Rosh Pina, Israel on December 31, 2014, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Shareholders Meeting with all powers possessed by the undersigned if personally present at the Shareholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of an Annual Meeting of Shareholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ITEM NO. 1 SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ITEM NO. 1.

Continued and to be signed on reverse side